                                                         Exhibit No. EX-99.e.1.a

                                   Schedule A
                             Underwriting Agreement
                        between Gartmore Mutual Funds and
                      Gartmore Distribution Services, Inc.
                     (Amended, Effective December 15, 2006)

Name of Fund
Gartmore Nationwide Fund (formerly Gartmore Total Return Fund)
Gartmore Growth Fund (formerly Nationwide Growth Fund)
Gartmore Mid Cap Growth Leaders Fund (formerly Millennium Growth Fund,
         Nationwide New Economy Fund and Nationwide Mid Cap Growth Fund)
Gartmore Bond Fund (formerly Nationwide Bond Fund)
Gartmore Tax-Free Income Fund (formerly Nationwide Tax-Free Income Fund)
Gartmore Government Bond Fund (formerly Nationwide Intermediate U.S. Government
         Bond Fund and Nationwide Government Bond Fund)
Gartmore Money Market Fund (formerly Nationwide Money Market Fund)
Gartmore Large Cap Value Fund (formerly Prestige Large Cap Value Fund and
         Nationwide Large Cap Value Fund)
Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund and Prestige Small
         Cap Fund)
Gartmore Short Duration Bond Fund  (formerly Morley Capital Accumulation Fund,
         Nationwide Morley Capital Accumulation Fund and Gartmore Morley Capital
         Accumulation Fund)
Gartmore Enhanced Income Fund (formerly Gartmore Morley Enhanced Income Fund and
         Morley Enhanced Income Fund)
Gartmore U.S. Growth Leaders Fund (formerly Nationwide Focus Fund and Gartmore
         Growth 20 Fund)
Gartmore Value Opportunities Fund (formerly Nationwide Value Opportunities Fund)
Gartmore High Yield Bond Fund (formerly Nationwide High Yield Bond Fund)
Gartmore S&P 500 Index Fund (formerly Nationwide S&P 500 Index Fund)
Gartmore Small Cap Index Fund (formerly Nationwide Small Cap Index Fund)
Gartmore Mid Cap Market Index Fund (formerly Nationwide Mid Cap Market Index
         Fund)
Gartmore International Index Fund (formerly Nationwide International Index Fund)
Gartmore Bond Index Fund (formerly Nationwide Bond Index Fund)
Gartmore Investor Destinations Aggressive Fund (formerly Investor Destinations
         Aggressive Fund and Nationwide Investor Destinations Aggressive Fund)
Gartmore Investor Destinations Moderately Aggressive Fund (formerly Investor
         Destinations Moderately Aggressive Fund and Nationwide Investor
         Destinations Moderately Aggressive Fund)
Gartmore Investor Destinations Moderate Fund (formerly Investor Destinations
         Moderate Fund and Nationwide Investor Destinations Moderate Fund)
Gartmore Investor Destinations Moderately Conservative Fund (formerly Investor
         Destinations Moderately Conservative Fund and Nationwide Investor
         Destinations Moderately Conservative Fund)
Gartmore Investor Destinations Conservative Fund (formerly Investor Destinations
         Conservative Fund and Nationwide Investor Destinations Conservative
         Fund)

                                   Schedule A
                             Underwriting Agreement
                        between Gartmore Mutual Funds and
                      Gartmore Distribution Services, Inc.
                     (Amended, Effective December 15, 2006)
                                     Page 2

NorthPointe Small Cap Value Fund
NorthPointe Small Cap Growth Fund
Gartmore Global Technology and Communications Fund (formerly Nationwide Global
         Technology and Communications Fund)
Gartmore Global Health Sciences Fund (formerly Nationwide Global Life Sciences
         Fund)
Gartmore Emerging Markets Fund
Gartmore International Growth Fund
Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund)
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders Fund)
Gartmore Micro Cap Equity Fund
Gartmore Mid Cap Growth Fund
Gartmore U.S Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity
         Plus Fund)
Gartmore China Opportunities Fund
Gartmore Global Natural Resources Fund
Gartmore Optimal Allocations Fund:  Aggressive
Gartmore Optimal Allocations Fund:  Moderately Aggressive
Gartmore Optimal Allocations Fund:  Moderate
Gartmore Optimal Allocations Fund:  Specialty
Gartmore Optimal Allocations Fund:  Defensive*
Gartmore Small Cap Leaders Fund
Gartmore Hedged Core Equity Fund
Gartmore Small Cap Growth Opportunities Fund
Gartmore Small Cap Value Fund
Gartmore Small Cap Core Fund
Gartmore Market Neutral Fund

*    Effective  December 15, 2006  following  approval at the September 13, 2006
     Board Meeting.